SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

FIRST DEFIANCE FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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601 Clinton Street
Defiance, Ohio 43512
(419) 782-5015

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 31, 2007

A Special Meeting of Shareholders ("Special Meeting") of First Defiance Financial Corp., Defiance, Ohio (the "Company") will be held at the home office of its subsidiary First Federal Bank of the Midwest, located at 601 Clinton Street, Defiance, Ohio 43512, Monday, December 31, 2007 at 1:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To adopt amendments to the Company's Code of Regulations to permit the issuance of uncertificated shares; and

(2)	To transact such other business as may properly come before the Special Meeting or any adjournment thereof. Management is not aware of any other business.

The Board of Directors has fixed November 19, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or at any such adjournment.

BY ORDER OF THE BOARD OF DIRECTORS

William J. Small
Chairman, President and Chief Executive Officer
Defiance, Ohio
November 23, 2007

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR VOTING BY TELEPHONE OR OVER THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME BEFORE IT IS EXERCISED.

First Defiance Financial Corp.
601 Clinton Street
Defiance, Ohio 43512

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS

To be held December 31, 2007

GENERAL

This Proxy Statement is being furnished to the shareholders of First Defiance Financial Corp., Defiance, Ohio (the "Company," "we" or "us").  Our Board of Directors is soliciting proxies to be used at the Special Meeting of Shareholders (the "Special Meeting") to be held at the home office of First Federal Bank of the Midwest located at 601 Clinton Street, Defiance, Ohio 43512, on Monday, December 31, 2007 at 1:00 p.m., Eastern Time, and at any adjournment thereof.  This Proxy Statement is first being mailed to shareholders on or about November 26, 2007.

QUESTIONS AND ANSWERS ABOUT
VOTING PROCEDURES AND THE SPECIAL MEETING

The following questions and answers highlight only selected information.  We urge you to read carefully the remainder of this Proxy Statement because the questions and answers below do not contain all of the information that might be important to you with respect to the proposal that will be considered at the Special Meeting.

Q.	Why are we having the Special Meeting?

A.	The purpose of the Special Meeting is to vote upon the adoption of amendments to the Company's Code of Regulations (the "Regulations") to permit the issuance of uncertificated shares.

Q.	Why am I being asked to adopt the amendments to the Regulations?

A.
The NASDAQ Stock Market ("NASDAQ"), has adopted a rule, which becomes effective January 1, 2008, requiring that all companies with stock listed on NASDAQ must be eligible to participate in a Direct Registration System ("DRS").  To be eligible for DRS, we must be able to issue shares that are uncertificated.  Our Regulations currently require that all shares of the Company must be represented by a certificate, which prevents us from being eligible to participate in a DRS.  To continue to list our common shares on NASDAQ, our shareholders must approve amendments to our Regulations to permit the issuance of uncertificated shares.

Q.	What happens if the amendments to the Regulations are not adopted?

A.	If the amendments are not adopted, as of January 1, 2008, we will not comply with NASDAQ’s listing requirements and NASDAQ may take steps to delist our shares.

Q.	What am I voting on?

A.	You are voting only on the proposal, discussed in this Proxy Statement, to adopt amendments to our Regulations to permit the issuance of uncertificated shares.

Q.	Has the Board approved the amendments to the Regulations?

A.	Yes. The Board of Directors approved the amendments to the Regulations on November 19, 2007.

Q.	How does the Board recommend I vote?

A.	The Board of Directors recommends that you vote FOR the adoption of the amendments to the Regulations.

Q.	What vote is required to adopt the amendments?

A.
The proposal to adopt amendments to our Regulations requires the affirmative vote of two-thirds of our outstanding common shares.  To vote shares you hold in "street name," you must follow your broker's directions to vote.  This proposal is not a discretionary matter on which your broker can vote without specific directions from you.  A "broker non-vote" occurs when a broker does not vote on a proposal because it has not received voting instructions from the beneficial owner and does not have discretionary authority to vote on that proposal.  Abstentions and non-votes have the same effect as a vote against the amendments.

Q.	What is a quorum for the Special Meeting?

A.
A quorum to conduct business at the Special Meeting is the presence, in person or by proxy, of a majority of the Company's outstanding shares.  Broker non-votes and abstentions are counted toward determining the presence of a quorum.  However, as mentioned above, because the amendments require the approval of two-thirds of our outstanding shares, at least two-thirds of our outstanding shares must be present at the Special Meeting.

Q.	Who can attend and vote at the Special Meeting?

A.
Only holders of record of our common shares at the close of business on November 19, 2007, the record date for the Special Meeting (the "Record Date"), are entitled to receive notice of and to vote at the Special Meeting. As of the Record Date, there were 7,079,319 common shares of the Company outstanding and entitled to vote at the Special Meeting. Each outstanding common share on the Record Date is entitled to one vote on each matter properly brought before the Special Meeting.

Q.	How may I vote at the Special Meeting?

A.	How you vote at the Special Meeting depends on how your shares are registered.

•
If your First Defiance shares are held in “street name”, you must follow the voting instructions provided by the bank, broker or other party who is the record holder of your shares.  If you intend to vote in person at the Special meeting, you must obtain and present at the meeting a proxy, executed in your favor by your bank, broker or other holder of record.

•	If you are the record owner of First Defiance shares, you may vote using any of the following methods:

By mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided. The named proxies will vote your stock according to your directions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your stock FOR the adoption of the amendments to the Regulations.

By telephone: Call toll free at 1-888-216-1302 from any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 3:00 a.m. Eastern Time on December 31, 2007.  Follow the simple instructions to cast your vote.

By internet: On the website WWW.PROXYVOTENOW.COM/DEF you can vote your proxy 24 hours a day, 7 days a week, until 3:00 a.m. Eastern Time on December 31, 2007.  Follow the simple instructions to cast your vote.

By attending the special meeting and voting in person.  A ballot will be provided at the meeting for you to vote in person.

Q.	Can I revoke or change my proxy?

A.	Yes. You may revoke your proxy at any time before it is exercised by doing any of the following:

•
Filing a written notice of revocation that is received by the Company's Secretary (John W. Boesling, Secretary, First Defiance Financial Corp., 601 Clinton Street, Defiance, Ohio 43512) prior to the commencement of voting at the Special Meeting;

•	Submitting a valid proxy bearing a later date that is received by the Company prior to the commencement of voting at the Special Meeting; or

•	Attending the Special Meeting in person and giving notice of revocation to the Secretary prior to the commencement of voting at the Special Meeting.

The proxies being solicited will be used only at the Special Meeting and any adjournment thereof and will not be used for any other meeting.  Voting by proxy will in no way limit your right to vote at the Special Meeting if you later decide to attend in person.

Q.	How will my shares be voted if I do not provide directions?

A.
If no direction is given and a proxy is validly executed, the shares represented by the proxy will be voted FOR the adoption of the amendments to the Regulations.  The persons authorized under a proxy will vote upon any other business that may properly come before the Special Meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. However, we do not expect any other matters to be raised at the Special Meeting.

Q.	Who can help answer my questions?

A.
If you have any questions about how to submit your proxy, if you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have any questions or require any assistance with voting your shares you may contact our proxy specialists:

The Altman Group, Inc.
Toll Free: 866-406-2284

If you have any questions about the amendments to the Regulations, you should contact John C. Wahl, Chief Financial Officer, at First Defiance Financial Corp., 601 Clinton Street, Defiance, Ohio 43512 or by phone at (419) 782-5015.

PROPOSAL TO ADOPT AMENDMENTS TO
THE COMPANY'S CODE OF REGULATIONS

NASDAQ has finalized rules which require all companies with shares listed on NASDAQ to be eligible by January 1, 2008 to participate in DRS, which is a service within the securities industry that allows companies to issue shares in book entry form without the use of share certificates.  The Company does not currently participate in a DRS and does not intend at present to eliminate share certificates.  However, the NASDAQ rule requires that the Company must be eligible for such a program, even if it does not participate in DRS.  To remain listed on NASDAQ, the Company must have the ability to participate in a DRS, which requires that the Company be authorized to issue uncertificated shares.  The proposed amendments to the Regulations provide that authority.  If the amendments are not adopted, the Company’s shares will be delisted from NASDAQ.

Currently, Article V of our Regulations requires that our shares be represented by certificates, although Ohio Law permits uncertificated shares.  If the amendments are adopted, the Board of Directors will have the authority to adopt resolutions permitting uncertificated shares of stock to be issued consistent with Ohio law.  However, such a resolution will not apply to shares then represented by certificates until such certificates are surrendered to the Company, and any record holder of the Company's shares will have the right to request a certificate representing his or her shares at any time.

Recommendation of the Board

The Board believes that allowing for the issuance of uncertificated shares is in the best interests of the Company and its shareholders because the failure to obtain the ability to issue uncertificated shares will jeopardize the Company's ability to maintain its listing of shares on NASDAQ and any other major stock exchanges. Accordingly, the Board unanimously recommends that our shareholders vote FOR the adoption of the proposed amendments to Article V of our Regulations.

Text of Proposed Amendments

Annex A to this Proxy Statement shows the changes to the relevant portions of Article V of the Regulations resulting from the proposed amendments.  Deletions are indicated by strike-outs and additions are indicated by underlining.  The amendments were approved by the Board of Directors on November 19, 2007.  If approved by our shareholders, the amendments will become immediately effective.

Vote Required

The resolution included in Annex A to this Proxy Statement will be submitted for adoption at the Special Meeting. The affirmative vote of the holders of two-thirds of the Company's outstanding shares is necessary to adopt the amendments.  Unless otherwise instructed by the shareholder, properly executed proxies will be voted FOR the adoption of the amendments.  Abstentions and broker non-votes will have the same effect as votes against the amendment.

OWNERSHIP OF COMPANY SHARES

The following table includes, as of the Record Date, certain information as to the common shares beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), known to us to be the beneficial owner of more than 5% of the issued and outstanding common shares, (ii) each of our directors, (iii) our executive officers listed in the summary compensation table of our annual proxy statement, and (iv) all of our directors and executive officers as a group.

	Common Stock
Name of Beneficial Owner	Shares Owned		Right to Acquire Beneficial Ownership Under Options Exercisable Within 60 Days	Percent of Class (a)	Phantom Stock Units (b)
First Defiance Financial Corp. Employee Stock Ownership Plan	550,446	(c)	−	7.78%	−
Private Capital Management	675,711	(d)	−	9.54%	−
Dimensional Fund Advisors, Inc.	518,122	(e)	−	7.32%	−
John L. Bookmyer	1,047		−	−	2,488
Stephen L. Boomer	13,514	(f)	−	−	−
Douglas A. Burgei	21,340	(f)	−	−	−
Peter A. Diehl	7,202		−	−	−
John U. Fauster III	23,450	(f)	1,943	−	−
Dwain I. Metzger	1,036		−	−	−
Gerald W. Monnin	40,778	(f)	−	−	−
James L. Rohrs	30,965		71,200	1.43%	−
William J. Small	111,864	(f)	2,000	1.61%	−
Samuel S. Strausbaugh	1,039		−	−	378
Thomas A. Voigt	13,290	(f)	1,943	−	−
Gregory R. Allen	17,663		24,900	−	−
John C. Wahl	80,912	(f)	5,600	1.22%	−
All directors and executive officers as a group (16 persons)	425,304		175,537	8.28%	2,866

(a)	If no percent is provided, the number of shares is less than 1% of the total outstanding common shares.

(b)	Represents phantom shares denominated in common shares of the Company under the First Defiance Deferred Compensation Plan.

(c)
Shares owned by First Defiance Financial Corp. Employee Stock Ownership Plan, 601 Clinton St., Defiance, OH ("ESOP") which have been allocated to persons listed in this table are also included in those persons' holdings: Mr. Rohrs – 4,081 shares, Mr. Small – 16,806 shares, Mr. Allen – 4,604 shares, Mr. Wahl – 20,486 shares, and all directors and executive officers as a group – 45,977 shares..

(d)
Based on Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 14, 2007, Private Capital Management, 8889 Pelican Bay Blvd. Suite 500, Naples, FL 34108 ("PCM") is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. PCM reported shared voting and investment power over 675,711 common shares.

(e)
Based on Schedule 13G filed with the SEC on February 1, 2007, Dimensional Fund Advisors LP., 1299 Ocean Avenue, Santa Monica, CA 90401 ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, possesses both voting and investment power over 518,122 common shares. All 518,122 shares reported are owned by the entities for which Dimensional serves as investment advisor, and Dimensional disclaims beneficial ownership of such securities.

(f)
Includes common shares in which beneficial owners share voting and/or investment power as follows: 10,125 held jointly by Mr. Boomer and his spouse; 5,264 shares held jointly by Dr. Burgei and his spouse; 1,000 shares held by Dr. Fauster's spouse; 40,778 held in Mr. Monnin's trusts for which he is a trustee; 276 shares and 53,240 shares which Mr. Small owns jointly with his children and spouse respectively; 1,330 shares held by Mr. Voigt's spouse; and 20,000 shares, 2,000 shares and 438 shares held by Mr. Wahl's spouse, jointly by Mr. Wahl and his spouse and held in custodial accounts for minor children for which Mr. Wahl's is custodian.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the Company’s next annual meeting of shareholders must have been received at the Company’s main office no later than November 23, 2007.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders.  In addition, if a shareholder intends to present a proposal at the Company’s 2008 annual meeting of shareholders without including the proposal in the proxy solicitation materials relating to that meeting, and if the proposal is not received by January 31, 2008, then the proxies designated by the Board of Directors for the 2008 annual meeting may vote proxies in their discretion on the proposal without mention of the matter in the proxy solicitation materials or on the proxy card.

OTHER MATTERS

Each proxy confers discretionary authority to vote the proxy on matters incident to the conduct of the Special Meeting and upon such other matters as may properly come before the Special Meeting. Management is not aware of any business to come before the Special Meeting other than as described in this Proxy Statement. However, if any other matters should properly come before the Special Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with their judgment.

The Company will pay the cost of the solicitation of proxies. First Defiance will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our shares. In addition to solicitations by mail, directors, officers and employees of the Company and its subsidiaries may solicit proxies personally or by telephone without additional compensation. Further, we have retained The Altman Group, a proxy solicitation firm, to assist us in soliciting proxies.  We anticipate that the costs of The Altman Group’s services will be approximately $10,000, [plus reasonable expenses].

IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

William J. Small, Chairman, President and Chief Executive Officer

November 23, 2007
Defiance, Ohio

ANNEX A

PROPOSAL TO AMEND CODE OF REGULATIONS TO
PROVIDE FOR THE ISSUANCE OF UNCERTIFICATED SHARES

“RESOLVED, that Article V of the Code of Regulations of the Corporation be amended and replaced in its entirety with the following:

ARTICLE V
Certificates for Shares and Their Transfer

SECTION 1.  Uncertificated Shares; Certificates for Shares.  ~~The shares~~To the extent permitted by Ohio law, the Board of Directors may provide by resolution that shares of capital stock of the Corporation shall be ~~represented by certificates~~issued in uncertificated form.  Any such resolution shall not apply to (i) shares then represented by a certificate until such certificate is surrendered to the Corporation, or (ii) to a certificated share issued in exchange for an uncertificated share.  Notwithstanding the foregoing, every holder of shares of the Corporation is entitled, upon request, to receive one or more certificates representing the shares of stock of the Corporation held by such holder. Any such certificate shall be signed by the chairman or vice chairman of the Board of Directors or by the president or a vice president and by the secretary, an assistant secretary, the treasurer, or an assistant treasurer of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.  Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself of an employee of the Corporation.  If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

SECTION 2.  Form of Share Certificates.  ~~All certificates~~Certificates, if any, representing shares issued by the Corporation shall set forth upon the face or back that the Corporation will furnish to any shareholder upon request and without charge within five days after receipt of written request therefore a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.  Each certificate representing shares shall state upon the face thereof: (i) that the Corporation is organized under the laws of the State of Ohio; (ii) the name of the person to whom issued; (iii) the number of shares represented by such certificate; (iv) the date of issue; (v) the designation of the series or class, if any, which such certificate represents.  Other matters in regard to the form of the certificates shall be determined by the Board of Directors.

Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner of the shares a written notice containing the information required to be set forth or stated on certificates pursuant to applicable law.

SECTION 3.  Payment of Shares.  No ~~certificate~~share shall be issued ~~for any shares~~, whether in certificated or uncertificated form, until such share is fully paid.

SECTION 4.  Form of Payment for Shares.  The consideration for the issuance of shares shall be paid in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 5.  Transfer of Shares.  Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books.  Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporation.  ~~Such~~In the case of certificated shares, such transfer shall be made only on surrender for cancellation of the certificate for such shares.  In the case of uncertificated shares, such transfer shall be made in accordance with customary procedures for transferring shares in uncertificated form.  The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

SECTION 6.  Stock Ledger.  The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

SECTION 7.  Lost Certificates.  The Board of Directors may direct a new certificate or substitute uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  When authorizing such issue of a new certificate or substitute uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

SECTION 8.  Record Owners.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST DEFIANCE FINANCIAL CORP.
		For	Against	Abstain
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST DEFIANCE FINANCIAL CORP.	1. Adopt Amendments to the Company’s Code of Regulations to permit the issuance of uncertificated shares.	☐	☐	☐
SPECIAL MEETING OF SHAREHOLDERS
December 31, 2007 1:00 p.m. local time	2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the “Company”) as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on November 19, 2007 at the Special Meeting of Shareholders to be held at the home office of its subsidiary, First Federal Bank, located at 601 Clinton Street, Defiance, Ohio 43512, on Monday, December 31, 2007, at 1:00 p.m., Eastern Time, and any adjournment thereof.
The Board of Directors recommends a vote “FOR” Proposal 1.

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ADOPTION OF THE AMENDMENTS TO THE CODE OF REGULATIONS SPECIFIED IN PROPOSAL 1 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

 PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each  holder should sign, but only one signature is required.

Please be sure to sign and date this Proxy in the box below	Date
Shareholder sign above	Co-holder (if any) sign above)

Ç   Detach above card, sign, date and mail in postage paid envelope provided.   Ç
FIRST DEFIANCE FINANCIAL CORP.
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FIRST DEFIANCE FINANCIAL CORP.

SPECIAL MEETING OF SHAREHOLDERS
December 31, 2007
1:00 p.m. local time

The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the “Company”) as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on November 19, 2007 at the Special Meeting of Shareholders to be held at the home office of its subsidiary, First Federal Bank, located at 601 Clinton Street, Defiance, Ohio 43512, on Monday, December 31, 2007, at 1:00 p.m., Eastern Time, and any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

È               FOLD AND DETACH HERE              È

FIRST DEFIANCE FINANCIAL CORP. — SPECIAL MEETING, December 31, 2007

YOUR INSTRUCTIONS TO VOTE ARE IMPORTANT!

You can provide your instructions to vote in one of three ways:

1.	Call toll free 1-888-216-1302 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/def and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

The Board of Directors recommends a vote “FOR” Proposal 1.	Please mark as indicated in this example	☒

	For	Against	Abstain
1. Adopt amendments to the regulations to permit the issuance of uncertificated shares.	☐	☐	☐	2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments thereof

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ADOPTION OF THE AMENDMENTS TO THE CODE OF REGULATIONS AS SPECIFIED IN PROPOSAL 1, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

				Mark here if you plan to attend the meeting	☐

				Mark here for address change and note change	☐

Please be sure to date and sign this instruction card in the box below.		Date
Sign above
PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each holder should sign, but only one signature is required.

*** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
Ç                                                                                                                                                                            ÇS
PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1.  By Mail; or
2.  By Telephone (using a Touch-Tone Phone); or
3.  By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., December 31, 2007. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., December 31, 2007. 1-888-216-1302	Vote by Internet anytime prior to 3 a.m., December 31, 2007 go to https://www.proxyvotenow.com/def

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS :	Access at https://www.proxyvotenow.com/def

Your vote is important!